GREENLIGHT RE ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2026

Delivers Strong Underwriting Result with 90.5% Combined Ratio; Repurchases $8.0 million of ordinary shares during the quarter

GRAND CAYMAN, Cayman Islands – November 2, 2026 – Greenlight Capital Re, Ltd. (NASDAQ: GLRE) (“Greenlight Re” or the “Company”) today reported its financial results for the third quarter and nine months ended September 30, 2026.

Third quarter 2026 Highlights (all comparisons are to third quarter 2025 unless noted otherwise):

•Gross premiums written decreased 1% to $181.9 million;
•Net premiums earned decreased 7% to $153.4 million;
•Net underwriting income of $14.6 million, compared to $22.3 million;
•Combined ratio of 90.5%, compared to 86.6%;
•Total investment loss of $4.6 million, compared to loss of $17.4 million;
•Net income of $3.2 million, or $0.10 per diluted ordinary share, compared to net loss of $4.4 million, or $(0.13) per diluted ordinary share;
•Repurchased $8.0 million of ordinary shares at an average cost of $15.77 per share; and
•Fully diluted book value per share increased 0.8% to $20.78, from $20.61 at June 30, 2026.

Nine months ended September 30, 2026 Highlights (all comparisons are to the same period in 2025):

•Gross premiums written decreased 3% to $592.9 million;
•Net premiums earned decreased 5% to $469.4 million;
•Net underwriting income of $20.6 million compared to $22.6 million;
•Combined ratio of 95.6%, compared to 95.4%;
•Total investment income of $12.0 million, compared to $15.3 million;
•Net income of $9.4 million, or $0.28 per diluted ordinary share, compared to $25.6 million, or $0.74 per diluted ordinary share;
•Repurchased $27.2 million of ordinary shares at an average cost of $16.90 per share; and
•Fully diluted book value per share increased 1.7% to $20.78, from $20.43 at December 31, 2025.

From October 1, 2026, to October 30, 2026, the Company has repurchased an additional $3.3 million of ordinary shares at an average price of $14.95 per share.

Greg Richardson, Chief Executive Officer of Greenlight Re, stated, “We are pleased to report strong underwriting income in the third quarter, aided by a relatively benign catastrophe and large loss environment. The conservative reserving approach we took on Middle East–related exposures last quarter has developed favorably, and our year-to-date underwriting result is now trending in line with our expectations.”

David Einhorn, Chairman of the Board of Directors, said, “The third quarter continued to be challenging for our investment portfolio and Solasglas returned -3.3%. However, our good underwriting result, coupled by gains on our Innovations portfolio and buybacks, contributed to an increase in fully diluted book value per share.”

Greenlight Capital Re, Ltd. Third Quarter 2026 Earnings Call

Greenlight Re will host a live conference call to discuss its financial results on Tuesday, November 3, 2026, at 9:00 a.m. Eastern Time. Dial-in details:

U.S. toll free             1-877-407-9753
International            1-201-493-6739

The conference call can also be accessed via webcast at:
https://event.webcasts.com/starthere.jsp?ei=1731027&tp_key=691022d3df

A telephone replay will be available following the call through November 8, 2026. The replay of the call may be accessed by dialing 1-877-660-6853 (U.S. toll free) or 1-201-612-7415 (international), access code 13755439. An audio file of the call will also be available on the Company’s website, www.greenlightre.com.

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Non-GAAP Financial Measures
In presenting the Company’s results, management has included fully diluted book value per share as a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). This measure is referred to as a non-GAAP measure. The non-GAAP measure may be defined or calculated differently by other companies. Management believes the measure allows for a more thorough understanding of the Company’s performance. The non-GAAP measure may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliation of the measure to the most comparable GAAP figures is included in the attached financial information in accordance with Regulation G.

Forward-Looking Statements
This news release contains forward-looking statements concerning Greenlight Capital Re, Ltd. and/or its subsidiaries (the “Company”) within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations segment may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this release, whether as a result of new information, future events, or otherwise, except as provided by law.

About Greenlight Capital Re, Ltd.
Greenlight Re (www.greenlightre.com) provides multiline property and casualty insurance and reinsurance through its licensed and regulated reinsurance entities in the Cayman Islands and Ireland, and its Lloyd’s platform, Greenlight Innovation Syndicate 3456. The Company complements its underwriting activities with a non-traditional investment approach designed to achieve higher rates of return over the long term than reinsurance companies that exclusively employ more traditional investment strategies. The Company’s innovations unit, Greenlight Re Innovations, supports technology innovators in the (re)insurance space by providing investment capital, risk capacity, and access to a broad insurance network.

Investor Relations Contact
Jeremy Hellman
Vice President, The Equity Group Inc.
(212) 836-9626
IR@greenlightre.ky

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(expressed in thousands of U.S. dollars, except per share and share amounts)

	September 30, 2026	December 31, 2025
	(Unaudited)
Assets
Investments
Investment in related party investment fund, at fair value	$487,385	$504,555
Other investments	65,452	62,911
Fixed maturity investments, at fair value	178,905	65,609
Total investments	731,742	633,075
Cash and cash equivalents	70,982	111,756
Restricted cash and cash equivalents	511,983	531,976
Reinsurance balances receivable	683,363	664,381
Reinsurance recoverable on unpaid loss and loss adjustment expenses	118,361	81,392
Deferred acquisition costs	98,506	99,954
Unearned premiums ceded	66,849	39,223
Other assets	8,788	8,026
Total assets	$2,290,574	$2,169,783
Liabilities and equity
Liabilities
Loss and loss adjustment expense reserves	1,024,891	967,960
Unearned premium reserves	401,152	361,704
Reinsurance balances payable	109,704	95,853
Funds withheld	43,734	16,105
Other liabilities	11,778	15,460
Debt	4,768	4,724
Total liabilities	1,596,027	1,461,806
Shareholders' equity
Preferred share capital (par value $0.10; none issued)	—	—
Ordinary share capital (par value $0.10; issued and outstanding, 32,460,395) (2025: par value $0.10; issued and outstanding, 33,897,709)	3,246	3,390
Additional paid-in capital	456,236	478,910
Retained earnings	235,065	225,677
Total shareholders' equity	694,547	707,977
Total liabilities and equity	$2,290,574	$2,169,783

GREENLIGHT CAPITAL RE, LTD.
CONDENSED CONSOLIDATED RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars, except percentages and per share amounts)

	Three months ended September 30		Nine months ended September 30
	2026	2025	2026	2025
	(Unaudited)		(Unaudited)
Underwriting results:
Gross premiums written	$181,875	$184,377	$592,931	$611,950
Gross premiums ceded	(39,173)	(21,695)	(119,946)	(65,344)
Net premiums written	$142,702	$162,682	$472,985	$546,606
Change in net unearned premium reserves	10,727	2,737	(3,598)	(51,083)
Net premiums earned	$153,429	$165,419	$469,387	$495,523
Net loss and LAE incurred:
Current year	(81,875)	(87,776)	(286,886)	(303,474)
Prior year	(2,490)	(817)	(717)	(8,082)
Net loss and LAE incurred	(84,365)	(88,593)	(287,603)	(311,556)
Acquisition costs (1)	(45,518)	(46,445)	(136,789)	(138,646)
Underwriting expenses (1)	(8,913)	(7,989)	(24,329)	(22,341)
Deposit interest expense	(31)	(94)	(109)	(367)
Net underwriting income (loss)	14,602	22,298	20,557	22,613

Investment results:
Loss from investment in Solasglas	(15,133)	(14,404)	(9,301)	(483)
Net investment income (loss)	10,493	(2,950)	21,300	15,807
Total investment income (loss)	(4,640)	(17,354)	11,999	15,324

Corporate and other expenses	(5,717)	(5,399)	(16,176)	(14,826)
Foreign exchange gains (losses)	(495)	(1,994)	(5,976)	8,632
Interest expense	(127)	(1,430)	(354)	(4,038)
Income tax expense	(389)	(526)	(662)	(2,154)
Net income (loss)	$3,234	$(4,405)	$9,388	$25,551

Earnings per share
Basic	$0.10	$(0.13)	$0.28	$0.75
Diluted	$0.10	$(0.13)	$0.28	$0.74

Underwriting ratios:
Current year loss ratio	53.4%	53.1%	61.1%	61.2%
Prior year reserve development ratio	1.6%	0.5%	0.2%	1.6%
Loss ratio	55.0%	53.6%	61.3%	62.8%
Acquisition cost ratio (1)	29.7%	28.1%	29.1%	28.0%
Composite ratio	84.7%	81.7%	90.4%	90.8%
Underwriting expense ratio (1)	5.8%	4.9%	5.2%	4.6%
Combined ratio	90.5%	86.6%	95.6%	95.4%

(1) The Company reclassified $0.5 million and $2.0 million from acquisition costs to underwriting expenses for the three and nine months ended September 30, 2025, respectively, to conform with the current year’s presentation. The related acquisition cost, composite, and underwriting expense ratios for the same periods were adjusted accordingly.

The following tables present the Company’s results by segment and on a consolidated basis:

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended September 30, 2026

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$138,843	$43,034	$(2)	$181,875
Net premiums written	$114,168	$28,537	$(3)	$142,702
Net premiums earned	$125,311	$28,121	$(3)	$153,429
Net loss and LAE incurred	(64,215)	(19,067)	(1,083)	(84,365)
Acquisition costs	(39,797)	(5,722)	1	(45,518)
Underwriting expenses	(6,075)	(2,838)	—	(8,913)
Deposit interest expense, net	(31)	—	—	(31)
Underwriting income (loss)	15,193	494	(1,085)	14,602
Net investment income (loss)	4,329	5,974	190	10,493
Corporate and other expenses	—	(632)	(5,085)	(5,717)
Income (loss) from investment in Solasglas			(15,133)	(15,133)
Foreign exchange gains (losses)			(495)	(495)
Interest expense			(127)	(127)
Income (loss) before income taxes	$19,522	$5,836	$(21,735)	$3,623

Underwriting ratios:
Loss ratio	51.2%	67.8%	NM*	55.0%
Acquisition cost ratio	31.8%	20.3%	NM*	29.7%
Composite ratio	83.0%	88.1%	NM*	84.7%
Underwriting expense ratio	4.9%	10.1%	NM*	5.8%
Combined ratio	87.9%	98.2%	NM*	90.5%

*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS (unaudited)
(expressed in thousands of U.S. dollars)
Three months ended September 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$154,994	$29,393	$(10)	$184,377
Net premiums written	$140,372	$22,318	$(8)	$162,682
Net premiums earned	$144,427	$21,000	$(8)	$165,419
Net loss and LAE incurred	(76,590)	(11,412)	(591)	(88,593)
Acquisition costs (1)	(40,069)	(6,377)	1	(46,445)
Underwriting expenses (1)	(5,446)	(2,543)	—	(7,989)
Deposit interest expense, net	(94)	—	—	(94)
Underwriting income (loss)	22,228	668	(598)	22,298
Net investment income	5,623	(11,270)	2,697	(2,950)
Corporate and other expenses	—	(724)	(4,675)	(5,399)
Income from investment in Solasglas			(14,404)	(14,404)
Foreign exchange gains (losses)			(1,994)	(1,994)
Other income			—	—
Interest expense			(1,430)	(1,430)
Income (loss) before income taxes	$27,851	$(11,326)	$(20,404)	$(3,879)

Underwriting ratios:
Loss ratio	53.0%	54.3%	NM*	53.6%
Acquisition cost ratio	27.7%	30.4%	NM*	28.1%
Composite ratio	80.7%	84.7%	NM*	81.7%
Underwriting expense ratio	3.8%	12.1%	NM*	4.9%
Combined ratio	84.5%	96.8%	NM*	86.6%

(1) The Company has reclassified $0.5 million from acquisition costs to underwriting expenses for the three months ended September 30, 2025, to conform with the current year’s presentation for the Innovations segment and total consolidated. The related acquisition cost, composite, and underwriting expenses ratios for the same periods were adjusted accordingly.

*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Nine months ended September 30, 2026

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$471,392	$121,543	$(4)	$592,931
Net premiums written	$393,712	$79,278	$(5)	$472,985
Net premiums earned	$391,237	$78,155	$(5)	$469,387
Net loss and LAE incurred	(234,390)	(50,368)	(2,845)	(287,603)
Acquisition costs	(119,408)	(17,382)	1	(136,789)
Underwriting expenses	(16,420)	(7,909)	—	(24,329)
Deposit interest expense, net	(109)	—	—	(109)
Underwriting income (loss)	20,910	2,496	(2,849)	20,557
Net investment income (loss)	13,873	6,589	838	21,300
Corporate and other expenses	—	(1,933)	(14,243)	(16,176)
Income (loss) from investment in Solasglas			(9,301)	(9,301)
Foreign exchange gains (losses)			(5,976)	(5,976)
Interest expense			(354)	(354)
Income (loss) before income taxes	$34,783	$7,152	$(31,885)	$10,050

Underwriting ratios:
Loss ratio	59.9%	64.4%	NM*	61.3%
Acquisition cost ratio	30.5%	22.2%	NM*	29.1%
Composite ratio	90.4%	86.6%	NM*	90.4%
Underwriting expense ratio	4.2%	10.1%	NM*	5.2%
Combined ratio	94.6%	96.7%	NM*	95.6%

*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
SEGMENT RESULTS OF OPERATIONS
(expressed in thousands of U.S. dollars)
Nine months ended September 30, 2025

	Open Market	Innovations	Corporate	Total Consolidated
Gross premiums written	$528,036	$84,455	$(541)	$611,950
Net premiums written	$478,092	$69,005	$(491)	$546,606
Net premiums earned	$434,622	$61,391	$(490)	$495,523
Net loss and LAE incurred	(272,828)	(37,002)	(1,726)	(311,556)
Acquisition costs (1)	(121,850)	(16,909)	113	(138,646)
Underwriting expenses (1)	(15,104)	(7,237)	—	(22,341)
Deposit interest expense, net	(367)	—	—	(367)
Underwriting income (loss)	24,473	243	(2,103)	22,613
Net investment income	17,023	(10,391)	9,175	15,807
Corporate and other expenses	—	(1,898)	(12,928)	(14,826)
Income from investment in Solasglas			(483)	(483)
Foreign exchange gains (losses)			8,632	8,632
Other income			—	—
Interest expense			(4,038)	(4,038)
Income (loss) before income taxes	$41,496	$(12,046)	$(1,745)	$27,705

Underwriting ratios:
Loss ratio	62.8%	60.3%	NM*	62.8%
Acquisition cost ratio	28.0%	27.5%	NM*	28.0%
Composite ratio	90.8%	87.8%	NM*	90.8%
Underwriting expense ratio	3.6%	11.8%	NM*	4.6%
Combined ratio	94.4%	99.6%	NM*	95.4%

(1) The Company has reclassified $2.0 million from acquisition costs to underwriting expenses for the nine months ended September 30, 2025, to conform with the current year’s presentation for the Innovations segment and total consolidated. The related acquisition cost, composite, and underwriting expenses ratios for the same periods were adjusted accordingly.

*Not Meaningful

GREENLIGHT CAPITAL RE, LTD.
KEY FINANCIAL MEASURES AND NON-GAAP MEASURES

Management uses certain key financial measures, some of which are not prescribed under U.S. GAAP rules and standards (“non-GAAP financial measures”), to evaluate our financial performance, financial position, and the change in shareholder value. Generally, a non-GAAP financial measure, as defined in SEC Regulation G, is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented under U.S. GAAP. We believe that these measures, which may be calculated or defined differently by other companies, provide consistent and comparable metrics of our business performance to help shareholders understand performance trends and facilitate a more thorough understanding of the Company’s business. Non-GAAP financial measures should not be viewed as substitutes for those determined under U.S. GAAP.

We use the following non-GAAP financial measure in this news release.
Fully Diluted Book Value Per Share

Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our incentive compensation plan.

We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share.

We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements.

Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options and all outstanding restricted stock units, or “RSUs”. We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Numerator for basic and fully diluted book value per share:
Total equity as reported under U.S. GAAP	$694,547	$697,682	$741,172	$707,977	$658,889
Denominator for basic and fully diluted book value per share:
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	32,460,395	32,881,538	33,684,902	33,897,709	34,099,226
Add: In-the-money stock options (1) and all outstanding RSUs	971,100	972,651	950,199	755,997	757,505
Denominator for fully diluted book value per share	33,431,495	33,854,189	34,635,101	34,653,706	34,856,731

Basic book value per share	$21.40	$21.22	$22.00	$20.89	$19.32
Increase (decrease) in basic book value per share	$0.18	$(0.78)	$1.11	$1.57	$(0.08)
Increase (decrease) in basic book value per share	0.8%	(3.5)%	5.3%	8.1%	(0.4)%

Fully diluted book value per share	$20.78	$20.61	$21.40	$20.43	$18.90
Increase (decrease) in fully diluted book value per share	$0.17	$(0.79)	$0.97	$1.53	$(0.07)
Increase (decrease) in fully diluted book value per share	0.8%	(3.7)%	4.7%	8.1%	(0.4)%
(1) Assuming net exercise by the grantee.